UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2012

CAREVIEW COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  405 State Highway 121, Suite B-240, Lewisville, TX  75067
 (Address of principal executive offices and Zip Code)

(972) 943-6050
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

 TABLE OF CONTENTS

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement	3

SECTION 2 – FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	3

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02	Unregistered Sales of Equity Securities	4

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	(d) Exhibits	5

Item 1.01	Entry into a Material Definitive Agreement

Information called for by this item is contained in Item 2.03 below, which item is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously reported by CareView Communications, Inc. ("CareView" or the "Company") on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on April 27, 2011, the Company entered into and closed a Note and Warrant Purchase Agreement (the "Purchase Agreement") with HealthCor Partners Fund, LP ("HealthCor Partners") and HealthCor Hybrid Offshore Master Fund, LP ("HealthCor Hybrid") (collectively, the "Investors") on April 21, 2011 (the "Issue Date"), that resulted in the issue by the Company of (a) that certain Senior Secured Convertible Note to HealthCor Partners as of the Issue Date in the original principal amount of $9,316,000 (the "HealthCor Partners Note"), (b) that certain Senior Secured Convertible Note to HealthCor Hybrid as of the Issue Date in the original principal amount of $10,684,000 (the "HealthCor Hybrid Note" and together with the HealthCor Partners Note, the "2001 HealthCor Notes"), (c) that certain Warrant to Purchase Common Stock to HealthCor Partners as of the Issue Date, representing the right to purchase up to 5,488,456 shares of the Company’s Common Stock (as defined therein) (the "HealthCor Partners Warrant"), and (d) that certain Warrant to Purchase Common Stock to HealthCor Hybrid as of the Issue Date, representing the right to purchase up to 6,294,403 shares of the Company’s Common Stock (the "HealthCor Hybrid Warrant" and together with the HealthCor Partners Warrant, the "HealthCor Warrants").

As previously reported by the Company on its Current Report on Form 8-K filed with the SEC on January 5, 2012, the Company and the Investors entered into a Note and Warrant Amendment Agreement ("Amendment Agreement") that amended (a) the Purchase Agreement pursuant to Section 7.9 thereof, modifying the Investors’ right to restrict certain equity issuances as set forth therein; and (b) the HealthCor Notes and the HealthCor Warrants, pursuant to Section 11 of the HealthCor Notes and Section 21 of the HealthCor Warrants, eliminating certain anti-dilution provisions contained therein.

As previously reported by the Company on its Current Report on Form 8-K filed with the SEC on January 11, 2012, the Company entered into a Binding Term Sheet with HealthCor Partners Management, L.P., on behalf of certain affiliated funds (collectively, "HCP") regarding the issuance by the Company to HCP of an aggregate of $5,000,000 additional principal amount of Senior Convertible Notes (the "New Senior Convertible Notes"). To that end, on January 31, 2012, the Company and the Investors entered into the Second Amendment to Note and Warrant Purchase Agreement ("Second Amendment") amending the Purchase Agreement, and issued the New Senior Convertible Notes to the Investors, each as described below.

The Second Amendment provided that, following the Issue Date, the Company was permitted to sell, on the same terms and conditions as those contained in the Purchase Agreement (as amended from time to time), up to $5,000,000 in New Senior Convertible Notes to the Investors.  The Second Amendment provided that the New Senior Convertible Notes shall be included within the definition of "Notes" and "Closing Securities" under the Purchase Agreement, and any shares of Common Stock issuable upon conversion of the New Senior Convertible Notes shall be included within the definition of "Note Shares" under the Purchase Agreement.

Concurrently with the execution of the Second Amendment, the Company issued and sold New Senior Secured Convertible Notes to each of HealthCor Partners and HealthCor Hybrid in the principal amounts of $2,329,000 and $2,671,000, respectively. As provided by the Second Amendment, the New Senior Convertible Notes are in substantially the same form as the 2011 HealthCor Notes, with changes to the “Issuance Date,” “Maturity Date,” “First Five Year Note Period” and other terms to take into account the timing of the issuance of the New Senior Convertible Notes.  The New Senior Convertible Notes have a maturity date ten (10) years from the date of issuance. The New Senior Convertible Notes will bear interest accordingly:

(a)
During years 1-5, interest will be payable (on a cumulative basis) by the issuance of additional convertible debt (a "PIK") with the same terms as New Senior Convertible Notes, at an interest rate of 12.5%, compounded quarterly.

(b)	During years 6-10, interest may be paid in cash or as a consideration on the cumulative PIK (at the Company’s option), at an annual interest rate of 10.0%, compounded quarterly.
(c)	Interest shall be calculated and payable on a quarterly basis in arrears.
(d)	Notwithstanding the foregoing, during the existence of an event of default, the then applicable interest rate will be increased by 5%.

In addition, the provisions regarding interest acceleration, optional conversion, negative covenants, events of default, preemptive rights and registration rights will be the same as those of the 2011 HealthCor Notes.

The Company will use the proceeds from the sale of the New Senior Secured Convertible Notes (i) to recruit and employ executives and sales personnel with experience in the healthcare/hospital space to establish contracts and pilot programs with hospitals, (ii) to expand its intellectual property portfolio, and (iii) for general working capital purposes.

In conjunction with the execution of the Second Amendment, the Company and its subsidiaries entered into a First Amendment to Loan and Security Agreement with Comerica Bank, as collateral agent and lender, and Bridge Bank, as lender (the “Loan Amendment”), amending the Loan and Security Agreement dated as of August 31, 2011, among the same parties (the “Loan and Security Agreement”).  The Loan Amendment effected a change to the definition of “HealthCor Debt” under the Loan and Security Agreement, which is a component of “Permitted Indebtedness” under that agreement, in order to permit the issuance of the New Senior Convertible Notes. Also in connection with the Second Amendment, the Subordination Agreement between Comerica Bank and the Investors was amended to permit the sale and issue of the New Senior Convertible Notes.

The foregoing descriptions of the Second Amendment, the New Senior Convertible Notes, the Loan Amendment and the Amendment to the Subordination Agreement and the other transaction documents relating thereto are qualified, in their entirety, by reference to each such agreement or instrument, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference to this Item 2.03.

Item 3.02                      Unregistered Sales of Equity Securities

As described above in Item 2.03 (incorporated herein by reference), on January 31, 2011, the Company issued and sold to the Investors the New Senior Secured Convertible Notes in the aggregate principal amount of $5,000,000.  In connection with the sale of the New Senior Secured Convertible Notes to the Investors, the Company relied upon the exemption from registration provided by Regulation D under the Securities Act of 1933, as amended.

The foregoing descriptions of the New Senior Secured Convertible Notes are qualified, in their entirety, by reference thereto, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 3.02.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits:

Exh. No.	Date	Document
10.72	April 21, 2011	Note and Warrant Purchase Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.73	April 21, 2011	Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, LP(1)
10.74	April 21, 2011	Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, LP(1)
10.75	April 21, 2011	Warrant to Purchase 5,488,456 shares of the Company issued to HealthCor Partners Fund, LP(1)
10.76	April 21, 2011	Warrant to Purchase 6,294,403 shares of the Company issued to HealthCor Hybrid Offshore Master Fund, LP(1)
10.77	April 21, 2011	Registration Rights Agreements between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.78	April 21, 2011	Pledge and Security Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.79	April 21, 2011	Intellectual Property Security Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.80	April 25, 2011	Press Release announcing sale of Notes and Warrants(1)
10.88	December 31, 2011	Note and Warrant Amendment Agreement(2)
10.89	January 9, 2012	Binding Term Sheet(3)
10.91	January 31, 2012	Second Amendment to Note and Warrant Purchase Agreement*
10.92	January 31, 2012	Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, LP*
10.93	January 31, 2012	Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, LP*
10.94	January 31, 2012	First Amendment to Loan and Security Agreement among the Company, certain of its subsidiaries, Comerica Bank and Bridge Bank, National Association*
10.95	January 31, 2012	Amendment to and Affirmation of Subordination Agreement*
 ____________________________
(1)	Filed with the Current Report on Form 8-K filed with the SEC on April 27, 2011.
(2)	Filed with the Current Report on Form 8-K filed with the SEC on January 6, 2012.
(3)	Filed with the Current Report on Form 8-K filed with the SEC on January 11, 2012.
    *   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2012	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/Samuel A. Greco
	Name:	Samuel A. Greco
	Title:	Chief Executive Officer